                                                                     EXHIBIT 4.1


                           [eMed TECHNOLOGIES logo]

        NUMBER                                                       SHARES

     EMT________

                         eMed Technologies Corporation
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                      CUSIP 290853 10 0
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT




is the owner of

 FULLY-PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF
                         eMed Technologies Corporation

(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all of the terms and conditions contained in the Certificate of Incorporation and all amendments thereto. Upon request, the Corporation will furnish without charge to the holder hereof a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as may be established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: ___________________


/s/ Gary A. Lortie                             /s/ Scott S. Sheldon

             Treasurer and                                      President and
   Chief Financial Officer                            Chief Executive Officer


                         eMed Technologies Corporation

                                   CORPORATE
                                     SEAL
                                     1992
                                   DELAWARE



COUNTERSIGNED AND REGISTERED:

        AMERICAN STOCK TRANSFER & TRUST COMPANY
                   (New York, N.Y.)

BY                                 TRANSFER AGENT AND REGISTRAR
   -----------------------------
       AUTHORIZED SIGNATURE


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    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common                    UNIF GIFT MIN ACT-__________Custodian____________
TEN ENT -as tenants by the entireties                               (Cust)              (Minor)
JT TEN  -as joint tenants with right of                           under Uniform Gifts to Minors
         survivorship and not as                                  Act________________________
         tenants in common                                                (State)

       Additional abbreviations may also be used though not in the above list.

     For Value Received,___________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

________________________________________



________________________________________



________________________________________________________________________________
 (Please Print or Typewrite Name and Address, Including Zip Code of Assignee)

________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated_____________________________



            _______________________________________________________
            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                    WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                    CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.